                  PUTNAM HARTFORD CAPITAL MANAGER SERIES V
                            SEPARATE ACCOUNT TEN
                HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                             FILE NO. 33-73572


    SUPPLEMENT DATED DECEMBER 9, 2004, TO THE PROSPECTUS DATED MAY 3, 2004

         SUPPLEMENT DATED DECEMBER 9, 2004, TO YOUR PROSPECTUS

Subject to shareholder approval, the investment objective of Putnam VT Equity Income Fund will change on December 9, 2004.

If approved by the shareholders, the paragraph describing the investment objective in your prospectus in the section entitled "The Funds" is deleted and replaced with the following:

Putnam VT Equity Income Fund - Seeks capital growth and current income.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV- 5127